Exhibit 10.3

DYNACQ HEALTHCARE, INC.

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of the 7th day of July, 2011, by and among Dynacq Healthcare, Inc., a Nevada corporation, acting through its wholly owned subsidiary Doctors Practice Management, Inc. a Texas corporation (the “Company”), and Garry Craighead (“Purchaser”), the sole member and manager of GreenTree Administrators, L.L.C. (“GreenTree”) and CCM&D Consulting, L.L.C. (“CCM&D”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 1

PURCHASE AND SALE OF STOCK

1.1. Authorization of Stock. On or prior to the Closing, the Company shall have authorized the sale and issuance to the Purchaser shares of the Company’s Common Stock (the “Common Stock”). On or prior to the Closing, the Purchaser shall have authorized the sale and issuance to the Company Membership units of GreenTree and CCM&D (the “LLC Units”)

1.2. Purchase and Sale of Common Stock. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to Purchaser at the Closing, One Hundred Twenty-five Thousand shares of the Company’s Common Stock. As consideration for the purchase price Purchaser shall transfer to Doctors Practice Management, Inc., a Texas corporation and wholly owned subsidiary of Company a sufficient number of membership units to represent an ownership interest in Forty percent (40%) of the total outstanding LLC Units in GreenTree and Fifteen percent (15%) of the total outstanding LLC Units in CCM&D.

1.3. Closing. The initial purchase by, and sale of Shares to, the Purchasers shall take place at the offices of Company at 10:00 a.m. Central Time on July 7, 2011, or at such other time and place as the Company and the Purchasers representing a majority of the Shares being purchased at such time mutually agree upon in writing (“Closing”).

1.4. Delivery. At the Closing, the Company shall deliver to Purchaser a certificate representing the duly issued Shares that Purchaser is purchasing, and Purchaser shall deliver to Company the documentation from Greentree and CCM&D representing the transfer of LLC Units to Company.

Common Stock Purchase Agreement

Dynacq Healthcare, Inc.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Purchaser that, as of the Closing:

2.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and the is in compliance with all the requirements of the Securities and Exchange Commission, and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted.

2.2. Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the other documents executed simultaneously with this Agreement, the performance of all obligations of the Company hereunder and thereunder, the authorization, issuance (and reservation for issuance), and the sale and delivery of the Shares being sold hereunder for the consideration provided herein, has been taken, and this Agreement and the documents executed simultaneously with this Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3. Valid Issuance of Common Stock. The Shares being purchased by the Purchasers hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of any encumbrances, preemptive rights or restrictions on transfer other than restrictions on transfer under this Agreement and the documents executed simultaneously with this Agreement and under applicable laws.

2.4. Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing on the part of the Company with any federal, state or local governmental authority or any other person or entity is required in connection with the consummation of the transactions contemplated by this Agreement or the documents executed simultaneously with this Agreement, except applicable federal and state securities filings, which filings will be timely made.

2.5 Brokers The Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Purchaser hereby represents and warrants that:

3.1. Organization, Good Standing and Qualification GreenTree and CCM&D are limited liability companies duly organized, validly existing and in good standing under the laws of the State of Texas, and have all requisite power and authority to carry on its business as now conducted and as currently proposed to be conducted. Authorization All action on the part of GreenTree and CCM&D, its managers, and members necessary for the authorization, execution

Common Stock Purchase Agreement

Dynacq Healthcare, Inc.

and delivery of this Agreement and the Ancillary Agreements, the performance of all obligations of GreenTree and CCM&D hereunder and thereunder, the authorization, issuance, and the sale and delivery of the LLC Units being transferred hereunder for the consideration provided herein, has been taken, and this Agreement and the Ancillary Agreements constitute valid and legally binding obligations of GreenTree and CCM&D, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3. Valid Issuance of Common Stock The LLC Units being transferred to Company by the Purchaser hereunder, when issued, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of any encumbrances, preemptive rights or restrictions on transfer other than restrictions on transfer under this Agreement and the Ancillary Agreements and under applicable securities laws.

3.4. Consents No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing on the part of the Company with any federal, state or local governmental authority or any other person or entity is required in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements, except applicable federal and state securities filings, which filings will be timely made.

Subject to customary exceptions, all the LLC Units owned by Company shall be entitled to broad-based, weighted-average dilution protection if GreenTree or CCM&D issue additional equity securities at a purchase price less than the current market price.

Subject to customary exceptions, Company shall have preemptive rights to acquire his pro rata share of any equity securities proposed to be issued by Greentree or CCM&D. This right shall be calculated based on and include all of the LLC Units owned by Company. Brokers Purchaser has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

3.5 Left blank intentionally.

3.6. No Obligations. There is no obligation to repurchase, re-acquire, or redeem any of the membership interest, nor are there any outstanding securities convertible into or evidencing the right to purchase or subscribe for any membership interest.

3.7. Ownership. Purchaser is the owner in fee simple of all of the membership units being conveyed hereby.

3.8. Dynacq Shares. Purchaser is acquiring the shares of Dynacq stock for investment purposes, and he understands that the shares have not been registered and that there will be a restrictive legend on the stock certificates. Purchaser has had access to financial information about Dynacq, and Purchaser is an accredited investor.

Common Stock Purchase Agreement

Dynacq Healthcare, Inc.

3.9 Pending claims. There are no pending claims and there is no current litigation against GreenTree and CCM&D.

3.10 Compliance issues. There are no pending transactions relating either to GreenTree or to CCM&D of which Purchaser is aware or has been notified that would cause either entity to be out of compliance with any applicable laws or regulations.

3.11. No Defaults. Neither GreenTree nor CCM&D is in default as to any agreements to which it is a party.

3.12. Indemnification. Purchaser hereby agrees to indemnify Dynacq and hold it harmless for any liabilities relating to GreenTree or CCM&D which have not been disclosed at the time of the Closing.

ARTICLE 4

CLOSING CONDITIONS

4.1. Conditions of Purchasers’ Obligations at Closing The obligations of Purchaser and Company under ARTICLE 1 with respect to Closing hereunder is subject to the fulfillment on or before the Closing of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained in ARTICLE 2, and ARTICLE 3 in all material respects, shall be true on and as of the Initial Closing with the same effect as if such representation and warranties had been made on and as of the date of the Closing.

(b) Performance. The Company and Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(c) Waivers and Consents. The Company and Purchaser shall have obtained all consents and waivers necessary or advisable to execute and deliver the Ancillary Agreements, and issue and deliver the Shares and LLC Units, and all such consents and waivers shall be in full force and effect.

(d) Other Documents. All other documents executed simultaneously with this Agreement have been executed by the parties including the Employment Agreements between Company and Dr. Garry Craighead and Ben Johnson, the Adoption Agreement for GreenTree and CCM&D, and the CCM&D Development Agreement.

Common Stock Purchase Agreement

Dynacq Healthcare, Inc.

ARTICLE 5

MISCELLANEOUS

5.1. Survival of Warranties The warranties, representations and covenants of the Company and Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

5.2. Governing Law This Agreement shall be governed by and construed under the laws of the State of Texas as applied to agreements among Texas residents entered into and to be performed entirely within Texas.

5.3. Venue All disputes and controversies arising out of or in connection with this Agreement or the transactions contemplated hereby shall be resolved exclusively by the state and federal courts located in the State of Texas, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

5.4. Counterparts This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.5. Notices Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or one (1) day after deposit with a nationally recognized overnight courier specifying next day delivery or three (3) days after having been deposited with the Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties in the manner set forth above.

5.6. Severability If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

[SIGNATURES TO FOLLOW]

Common Stock Purchase Agreement

Dynacq Healthcare, Inc.

IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date above written.

“COMPANY”

DYNACQ HEALTHCARE, INC., a Nevada corporation

By:	/s/ Philip Chan
Name:	Philip Chan
Title:	Chief Financial Officer

Address:	10304 Interstate 10 East
Suite 369
Houston, Texas 77029
	Phone:	713-378-2000
	Fax:	713-378-3155
	Email:	philipchan@dynacq.com

SIGNATURE PAGE

TO THE

COMMON STOCK PURCHASE AGREEMENT

FOR

DYNACQ HEALTHCARE, INC.

“PURCHASER”

GARRY CRAIGHEAD

/s/ Garry Craighead
Garry Craighead

Address:	8900 Shoal Creek Blvd.
Bldg. # 200
Austin, Texas 78757
Phone: 512/323-6900
Fax: 512/32306903
Email: drgarryutc@aol.com

With a copy to:
Don B. Mauro
Attorney at Law
2301 Tower Drive
Austin, Texas
Phone: (512) 657-0195
Email: dmauro21@gmail.com

SIGNATURE PAGE

TO THE

COMMON STOCK PURCHASE AGREEMENT

FOR

DYNACQ HEALTHCARE, INC.

“GREENTREE”

GREENTREE ADMINISTRATORS, L.L.C.

/s/ Garry Craighead
Garry Craighead
Manager

Address:	8900 Shoal Creek Blvd.
Bldg. # 200
Austin, Texas 78757
Phone: 512/323-6900
Fax: 512/32306903
Email: drgarryutc@aol.com

With a copy to:
Don B. Mauro
Attorney at Law
2301 Tower Drive
Austin, Texas
Phone: (512) 657-0195
Email: dmauro21@gmail.com

SIGNATURE PAGE

TO THE

COMMON STOCK PURCHASE AGREEMENT

FOR

DYNACQ HEALTHCARE, INC.

“CCM&D”

CCM&D CONSULTING, L.L.C.

/s/ Garry Craighead
Garry Craighead
Manager

Address:	8900 Shoal Creek Blvd.
Bldg. # 200
Austin, Texas 78757
Phone: 512/323-6900
Fax: 512/32306903
Email: drgarryutc@aol.com

With a copy to:
Don B. Mauro
Attorney at Law
2301 Tower Drive
Austin, Texas
Phone: (512) 657-0195
Email: dmauro21@gmail.com

SIGNATURE PAGE

TO THE

COMMON STOCK PURCHASE AGREEMENT

FOR

DYNACQ HEALTHCARE, INC.